RELATIVE SENTIMENT TACTICAL ALLOCATION ETF Ticker Symbol: MOOD Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS July 31, 2025 https://relativesentimentetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated July 31, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://relativesentimentetfs.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Relative Sentiment Tactical Allocation ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.73%
1Acquired Fund Fees and Expenses (AFFE) are fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because AFFEs are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$75	$233	$406	$906
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 247% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (ETF). The Fund’s investment strategy is to seek to grow capital by tactically investing in other ETFs that invest in equities, bonds, commodities, currencies, and gold based on “relative sentiment” factors. In the view of the Fund’s sub-adviser (Relative Sentiment Technologies, LLC, also referred to as the Sub-Adviser), relative sentiment measures the difference in sentiment between institutional investors and retail investors. The Sub-Adviser uses both public and third-party data sources to assess investor sentiment, including how those sentiments compare among institutional and retail investors. Some of the data sources used by the Sub-Adviser will differ in how they define or otherwise classify retail and institutional investors. For example, some public data sources capture and report trading information of investors who exceed certain prescribed regulatory transaction reporting thresholds. For purposes of the Fund, the Sub-Adviser would consider investors that exceed the regulatory transaction reporting thresholds to be institutional investors and those who do not exceed the applicable thresholds would be considered retail investors. Other third-party data sources will use different criteria in classifying retail and institutional investors. The Sub-Adviser will analyze such third-party data based on the source of the information and how it was compilated.
In the Sub-Adviser’s view, when relative sentiment increases for particular asset classes (like U.S. and foreign equity securities), that suggests institutions have become more bullish on those asset classes than retail investors generally. Conversely, when relative sentiment decreases, that suggests institutions have become more bearish on those asset classes compared to retail investors generally. The Fund’s portfolio will be tactically allocated among passively-managed U.S. and foreign, developed market, equity ETFs, bond ETFs, and, in some instances, gold exchange-traded products (ETPs), commodities ETPs, and currency ETPs as described more below. That is, the Sub-Adviser will seek to allocate the Fund’s portfolio among the foregoing assets classes depending on whether they are then-currently more favored by institutional investors than by retail investors.
As noted above, the Fund’s portfolio will be comprised of ETFs that track broad equity indices, broad bond indices, and, in some instances, ETPs that invest in gold, commodities, and currencies, all based on a suite of relative sentiment indicators.
Additionally, the Fund may invest in passively- or actively-managed ETFs (including other ETFs managed by the Fund’s investment adviser) that utilize derivatives, such as options or swaps, to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event (also known as a tail risk event) when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility (collectively, “Risk-Based Strategies”).
Equity Allocation Determination
In general, the Sub-Adviser determines the Fund’s equity allocation by taking the average of the following four indicators, each of which can range from 0% (extreme relative bearishness) to 100% (extreme relative bullishness):
1.Position-based relative sentiment indicator: This indicator measures relative sentiment of equity securities based on public data that reflect the relative holdings of institutional and retail investors in equities, long-duration bonds, and along the yield curve. Generally speaking, if, based on the data reviewed by the Sub-Adviser, institutional investors’ portfolios hold more equity securities than on average, and retail investors’ portfolios hold less equity securities than on average, that factor tends to suggest institutions are more relatively bullish on equities than retail investors.
2.Survey-based relative sentiment indicator: This indicator uses third-party data to measure relative sentiment of equity securities using the results of economic survey data from institutional and retail investors. The third-party surveys focus on investors’ perceptions of the economic health of the following regions: United States, Europe, Japan, and Asia (ex-Japan). The Sub-Adviser uses an ensemble of publicly available machine learning algorithms to analyze the data (found by taking the difference in economic sentiment between institutional and retail investors across all four regions, respectively). Machine learning algorithms refer to technologies that enable a computer to “learn” from data it has processed to incorporate different assumptions or past experience into future computations or analyses. The Sub-Adviser analyzes the output of machine learning algorithms and identifies the results that are statistically significant. The Sub-Adviser then averages the outputs, which reflect forecasted equity allocations ranging from 0% and 100%, of the statistically significant models applied to U.S. equities to arrive at the target allocation for this indicator.
The Sub-Adviser then runs the same analysis for European equities and compares the target equity allocations between the U.S. and Europe to determine how the overall equity allocation will be distributed across U.S. and foreign, developed markets equities. For example, if the algorithms reflect equal institutional relative sentiment between U.S. and foreign, developed markets equity securities, the Fund’s equity allocation will generally be equally allocated between U.S. equity ETFs and foreign, developed market equity ETFs. If the results reflect a greater (lesser) institutional sentiment in U.S. securities, the Fund’s equity allocation will generally reflect a corresponding higher (lower) weighting in U.S. equity market ETFs.
3.Cross-asset relative sentiment indicator: This indicator estimates relative sentiment of equity securities indirectly via the relative sentiment of certain non-equity assets (e.g., bonds, currencies, and commodities) that have historically been correlated to equities. For example, bullish relative sentiment in natural gas has typically been bullish for equities.
4.Retail macro sentiment indicator: This indicator measures the sentiment of retail investors on various commodities that are generally correlated with growth and inflation. When retail investors are very bullish, that tends to correlate with these commodities having performed very well—which suggests inflationary pressures are rising and historically that has been bad for equities moving forward. Conversely, if retail investors are very bearish on the select commodities, that suggests these commodities have been doing poorly, which tends to mean deflationary pressures are rising. Equities have tended to do poorly in this case as well. If the retail investor sentiment in these select commodities is neither too hot nor too cold, equities have tended to do well going forward. So, this indicator aggregates that information into a summary allocation that rises when sentiment is in a “goldilocks” zone and decreases outside of that zone.
As noted above, each of the foregoing four indicators will result in a value that ranges from 0% to 100%. The Sub-Adviser uses the average of the four indicators to recommend the Fund’s allocation to equity securities. In general, the indicator average will increase when institutions are more relatively bullish toward risk assets than retail investors (and vice versa).
As noted above, the Sub-Adviser will recommend the Fund’s equity allocations between U.S. equity ETFs (e.g., one or more passively managed ETFs that seek to provide broad exposure to the overall U.S. equity market) and foreign, developed market equity ETFs (e.g., one or more passively managed ETFs that seek to provide broad exposure to developed markets) based on the results of the survey indicator (the second indicator described above) as applied to U.S. and foreign equity securities.
Because the market is dynamic, the Sub-Adviser believes that over time it will augment the list of indicators used above to reflect its ongoing research program into relative sentiment’s behavior and characteristics.
Bond Allocation
Once the Sub-Adviser has determined the Fund’s equity allocation, the Sub-Adviser will determine the Fund’s allocation to broad-based bond ETFs. The Sub-Adviser will allocate the Fund’s bond investments in liquid, low-cost ETFs that invest in high-quality fixed income instruments (e.g., U.S. government and investment grade bonds) and liquid, low-cost ETFs that invest in Treasury Inflation-Protected Securities (“TIPS”) based on the degree of retail macro sentiment in commodities. The retail macro sentiment in commodities is reflective of inflationary (or deflationary) pressures so as this sentiment increases (i.e., more bullish) the Sub-Adviser will increase the allocation to TIPS ETFs and vice versa.
The Sub-Adviser may also at times allocate to shorter (e.g., 1-3 years) or longer duration (e.g., 7-10 year, 20+ year, and/or 25+ year) government bonds depending on market and relative sentiment conditions by allocating to ETFs that provide exposure to a shorter (or longer) duration of the U.S. Treasury market.
Commodities, Currencies and Other Allocations
At times, equities and bonds may have positive correlations, such that a portfolio of broad equity and bond exposure offers little diversification. During such periods, the Sub-Adviser believes it may be beneficial to add exposure to assets (e.g., U.S. Dollar) that do offer diversification in times of systemic risk-off sentiment or during times of inflationary pressures (e.g., oil, Energy stocks). In response, the Sub-Adviser may recommend allocations to various currencies, commodities, in particular gold and/or various equity sectors. This portion of the Fund’s portfolio will be capped by the size of the broad equity portion of the Fund’s portfolio.
The Sub-Adviser will recommend that the Fund’s portfolio hold gold ETPs and/or more broad-based commodity ETPs when any of the following conditions are met:
1.U.S. dollar relative sentiment is bearish and Federal Reserve policy sentiment (i.e., the momentum of real interest rates) is negative
2.Broad equity relative sentiment is bearish

3.Relative sentiment in a combination of growth-related assets (e.g., commodities, equities) and liquidity-related assets (e.g., currencies, fixed income) is such that institutions are positioned (relative to retail investors) for both increased growth and an easing of financial conditions.
The Sub-Adviser will generally limit gold ETP holdings and/or broad-based commodity ETP holdings to approximately 20% of the Fund’s portfolio. The Sub-Adviser will typically invest the Fund’s gold and/or broad commodity allocation in SPDR Gold MiniShares Trust, abrdn Physical Gold Shares ETF, iShares S&P GSCI Commodity-Indexed Trust, GraniteShares Gold Trust, iShares Silver Trust, and/or Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF.
When seeking equity sector exposure, the Sub-Adviser will invest in liquid, low-cost ETFs that provide exposure to the desired sector or sectors. For example, during times of inflationary pressure the Sub-Adviser may allocate a portion of the Fund’s portfolio to ETFs that provide exposure to the energy sector and/or more broadly to the materials sector. The Sub-Adviser may also seek exposure to other sectors, such as consumer discretionary, consumer staples, industrials, healthcare, utilities, real estate and semiconductors.
Additionally, the Sub-Adviser will, at times, seek to further diversify the Fund’s portfolio by gaining exposure to currencies. The Sub-Adviser believes currency ETFs/ETPs offer diversification in times of systemic risk-off sentiment. For example, exposure to the US dollar can, at times, provide diversification to the portfolio when equities are declining in value. The Sub-Adviser will typically invest the Fund’s currency allocation in one or more ETFs/ETPs that are designed to track the value of the U.S. dollar relative to other currencies or one or more ETFs/ETPs that are designed to track the price of a foreign currency (e.g., Australian dollar, Japanese yen, or euro.
The Sub-Adviser may also, at times, recommend that the Fund’s portfolio allocate exposure to Risk-Based Strategies when broad equity relative sentiment is bearish.

Reallocations
The Sub-Adviser recomputes each of the aforementioned indicators on a weekly basis, except the survey-based equity relative sentiment indicator (the second indicator above) is recomputed monthly because the underlying data is released monthly. To minimize portfolio turnover, the Sub-Adviser will generally reallocate the Fund’s holdings only if the results of relative sentiment indicator calculations reflect material deviations from the Fund’s then-current portfolio holdings.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Quantitative Security Selection & Model Risk. Data for some investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Bond Risks. In general, the Fund will be subject to bond and fixed income risks. When relative sentiment in equities is “bearish,” those risks will be heightened, because the Fund will invest a higher percentage of its assets in underlying bond ETFs.
Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying ETFs to vary inversely to such changes. For example, as interest rates increase, bond prices generally will decrease. The historically low interest rate environment heightens the risks associated with rising interest rates. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
An overview of some of the fixed income and floating rate risks is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.
Commodities Risk. Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject an ETF’s/ETP’s investments to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an ETF/ETP in varying ways, and different factors may cause the value and the volatility of an ETF/ETP to move in inconsistent directions at inconsistent rates.
Risk-Based Strategies Risk. The Fund may invest in other investment companies that employ Risk-Based Strategies that utilize options or other derivatives to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility. Such strategies are expected to use options or a combination of options on a broad-based equity index or other index or reference asset to gain exposure to the reference asset and to produce returns from a market dislocation event.
Options Risk. Options contracts are derivative instruments whose value is based on, and determined by, another asset or index. The Fund may obtain exposure to options through its investments in other investment companies and will be exposed to the risks of those derivatives. Unfavorable changes in the value of the underlying asset or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset or index, and the underlying fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. The use of derivatives may also limit a fund’s opportunity to profit from an increase in the market value of an underlying asset in exchange for up-front cash at the time of selling the instrument. Funds that enter into various transactions, including transactions involving options contracts, for which there is a lack of clear guidance under federal tax statutes may cause such fund to realize higher amounts of ordinary income or short-term capital gain.
Gold Risk. The Fund may, from time to time, invest in underlying exchange-traded products that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.
A more complete description of some of the risks associated with investing in gold is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying exchange-traded funds (ETFs) and exchange-traded products (ETPs). An investment in the Fund is subject to the risks associated with the ETFs and ETPs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s ETFs and ETPs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs and ETPs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
The Fund may invest in affiliated ETFs managed by the Adviser. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated ETF or across multiple affiliated ETFs, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser.
Machine Learning Risk. The Fund relies on publicly available “machine learning” selection processes as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance, as well as, each component index of the custom blended benchmark index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://relativesentimentetfs.com/.
Calendar Year Total Returns as of December 31
For the year-to-date period ended June 30, 2025, the Fund’s total return was 11.89%.

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 7.05% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was (3.40)% (quarter ended September 30, 2023).

Average Annual Total Returns (for periods ended December 31, 2024)	1 Year	Since Inception (05/18/2022)
Return Before Taxes	12.58%	8.33%
Return After Taxes on Distributions	12.07%	7.78%
Return After Taxes on Distributions and Sale of Shares	7.54%	6.26%
Solactive GBS Global Markets All Cap Index	16.75%	13.75%
Solactive US Aggregate Bond Index	0.80%	0.83%
40% Solactive U.S. Aggregate Bond Index, 30% Solactive GBS United States 1000 NTR Index, 30% Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index (reflects no deduction for fees or expenses)[1]	8.45%	8.15%
Solactive U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	0.80%	0.83%
Solactive GBS United States 1000 NTR Index (reflects no deduction for fees or expenses)	24.06%	17.95%
Solactive GBS Developed Markets ex North America Large & All Cap USD Index (reflects no deduction for fees or expenses)	4.03%	8.03%
1Index assumes withholding taxes on dividends.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.
The Fund’s custom blended benchmark is comprised of three separate indices, namely, 40% Solactive U.S. Aggregate Bond Index, 30% Solactive GBS United States 1000 NTR Index, and 30% Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index. The Solactive U.S. Aggregate Bond Index is a total return index that aims to track the performance of the USD denominated bond market. The Solactive GBS United States 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. The Solactive GBS Developed Markets ex N.A. Large & Mid Cap Index is a broad-based index covering mid- to large- cap equity securities in international, developed markets outside of North America.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC (“Adviser”)
Investment Sub-Adviser:	Relative Sentiment Technologies, LLC (“Sub-Adviser”)
PORTFOLIO MANAGERS
Dr. Raymond Micaletti of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception in May 2022.
Dr. Micaletti provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, Portfolio Managers of the Adviser. Mr. Shaner has been jointly and primarily responsible for the day-to-day management of the Fund since its inception in May 2022. Mr. Russell has been jointly and primarily responsible for the day-to-day management of the Fund since January 2023.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.